LEASES	6 Months Ended
Jun. 30, 2019
Leases [Abstract]
LEASES

NOTE 9 — LEASES

Operating leases — The Company leases its office space under operating leases with unrelated entities.

We lease 13,734 square feet of office space for our headquarters in Torrance, California, at a base rental of $48,087 per month. In December 2018, we have entered into an amended lease to expand our headquarter by an additional 7,559 square feet commencing June 1, 2019. The base monthly rent for this additional space of $27,590 will be payable commencing January 1, 2020. The amended lease will expire on May 31, 2026. We also lease an additional 1,600 square feet office space in Torrance, California, at a base rent of $2,240 per month and 2,986 square feet office space in New York, New York, at a base rent of $5,500, which leases will expire on January 31, 2020 and December 30, 2019, respectively.

In addition, we lease 1,322 square feet of office space in Tokyo, Japan, which the lease will expire on September 30, 2020.

The rent expense during the three months ended June 30, 2019 and 2018 amounted to approximately $218,000 and $178,000, respectively.  The rent expense during the six months ended June 30, 2019 and 2018 amounted to approximately $419,000 and $302,000, respectively.

Future minimum lease payments under the agreements were as follows as of June 30, 2019 (in thousands):

Amount
2019 (six months)	$365
2020	980
2021	975
2022	1,003
2023 and thereafter	3,665
Total lease payments	6,988
Less: Interest	2,350
Present value of lease liabilities	$4,638

The weighted average remaining lease term is 6.8 years and the weighted average discount rate is 13.1%.

The Company adopted ASU 2016-02 on January 1, 2019 as noted in Note 2. Prior to the adoption, future minimum lease payment under the non-cancellable leases at December 31, 2018 were as follows (in thousands):

Amount
2019	$730
2020	974
2021	973
2022	1,003
2023 and thereafter	3,665
Total	$7,345